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                               [BB&T FUNDS LOGO]

                      SUPPLEMENT DATED SEPTEMBER 13, 2001
                          TO TRUST SHARES PROSPECTUS,
                CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS,
                         MONEY MARKET FUNDS PROSPECTUS,
           U.S. TREASURY MONEY MARKET FUND CLASS A SHARES PROSPECTUS,
                                      AND
               PRIME MONEY MARKET FUND CLASS A SHARES PROSPECTUS
                          EACH DATED FEBRUARY 1, 2001

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

     Under the heading "Pricing of Fund Shares -- Money Market Funds" on page 85 of the Trust Shares prospectus, page 88 of the Class A, Class B and Class C Shares prospectus, page 18 of the Money Market Funds prospectus, page 15 of the U.S. Treasury Money Market Fund Class A Shares prospectus and page 19 of the Prime Money Market Fund Class A Shares prospectus the following disclosure is inserted at the end of the paragraph that discloses when NAV is calculated.

     From September 13, 2001 until the reopening of the New York Stock Exchange, for the Prime Money Market Fund and the U.S. Treasury Money Market Fund, a Business Day will be any day that the Federal Reserve Wire System is open for business, unless the Fund determines that being open for business is not in the best interest of shareholders.

     SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.